Business combinations	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinations
On January 4, 2019, PagSeguro Digital acquired 100% of the share capital and obtained control of BBN Banco de Negócios S.A (renamed BancoSeguro S.A. in February 2019). Total consideration paid in cash amounted to R$59,765 and the total net assets acquired at fair value amounted to R$44,549, which included a separately identified intangible asset with a fair value of R$2,605, presenting the license to operate the banking business, resulting in the recognition of goodwill of R$12,611. The purchase price allocation was completed in 2019.
On August 9, 2019, PagSeguro Brazil acquired 100% of the share capital and obtained control of YAMÍ. Purchase price amounted to R$3,000 and the total net liabilities acquired at fair value amounted to R$19. The initial consideration paid in cash amounted to R$1,350 and the remaining will be paid in installments. The purchase price allocation was completed in June, 2020, which included the recognition of two separately identified intangible assets with a fair value of R$1,510 and R$127, related to software and non-compete agreement, respectively, and R$68 related to contingencies, resulting in the recognition of goodwill of R$1,450.
On July 23, 2020, PagSeguro Brazil acquired 100% of the share capital and obtained control of Zygo. Total consideration amounted to R$8,000 and the total net assets acquired at fair value amounted to R$1,883, resulting in the preliminary recognition of goodwill of R$6,117. The consideration paid in cash amounted to R$5,053 and the remaining portion of purchase price will be retained for eventual debt.
On August 31, 2020, PagSeguro Brazil acquired 100% of the share capital and obtained control of CDS. Total consideration paid in cash amounted to R$2,379 and the total net assets acquired at fair value amounted to R$2,379, resulting in no goodwill.
On October 31, 2020, PagSeguro Brazil acquired 100% of the share capital and obtained control of MOIP. Purchase price amounted to R$358,609 and the total net assets acquired at fair value amounted to R$171,946. The initial consideration paid in cash amounted to R$307,855 and the remaining portion in amount of R$50,754 was recognized in other liabilities and will be paid later. The preliminary purchase price allocation ("PPA") was completed on December 31, 2020, which included the recognition of a customer portfolio with a fair value of R$58,506, resulting in the recognition of goodwill of R$128,157, which is attributable mainly to operational synergy and cost reductions. The PPA was calculated using projections for the period of five years based on management’s budgets for MOIP and applying a long-term growth rate based on the estimated gross domestic product ("GDP") plus the estimated growth of GDP of services (fluctuating from 5,7% to 6,3% per year) in order to project future cash flows, discount rate based on WACC (fluctuating from 11,7% to 13,3% per year).
These acquisitions are in accordance with PagSeguro Group’s business strategies, ramping up investments on new technologies, products and services for our digital ecosystem. The fair value of assets and liabilities of CDS, Zygo and Moip was as follows:

Fair value of assets and liabilities acquired	December 31, 2020	December 31, 2019

Cash and cash equivalents acquired	38,385	44,568
Accounts receivable acquired	537,570	—
Financial investments acquired	177,772	—
Other Assets acquired	30,988	107
Payables to third parties assumed	(566,244)	—
Other liabilities assumed	(42,263)	(436)
Customer portfolio and others	58,506	2,605
Value of net assets	234,714	46,844
Goodwill	134,274	15,925
Purchase cost	368,988	62,769
Consideration for the purchase settled in cash	315,287	61,115
Cash and cash equivalents at the subsidiary acquired	(38,385)	(44,568)
Amount paid on acquisitions less cash and cash equivalents acquired	276,902	16,547